UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 23, 2024

EQUINIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40205	77-0487526
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lagoon Drive
Redwood City California		94065
(Address of Principal Executive Offices)		(Zip Code)
(650) 598-6000
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027	N/A	The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Equinix, Inc. (“Equinix”) was held on May 23, 2024 (the “Annual Meeting”) for the purpose of considering and voting on:

•Election of 10 directors to the Board of Directors (the “Board”) to serve until the next Annual Meeting or until their successors have been duly elected and qualified;

•Approval, by a non-binding advisory vote, of the compensation of Equinix’s named executive officers;

•Approval of the Amendment of the Equinix, Inc. 2004 Employee Stock Purchase Plan (the “Plan”), including to eliminate the Plan termination date; and

•Ratification of the appointment of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

At the close of business on March 26, 2024, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 94,904,205 shares of Equinix’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 85,629,632 shares of Equinix’s Common Stock were represented in person, virtually or by proxy, at the Annual Meeting, constituting a quorum.

The following are the voting results on the four proposals considered and voted upon at the Annual Meeting, all of which were described in Equinix’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 12, 2024.

Proposal 1. Election of Directors.

Each of the 10 directors nominated to the Board were reelected.

Nominee	For	Against	Abstain	Broker Non-Votes
Nanci Caldwell	79,254,698	2,450,409	208,397	3,716,128
Adaire Fox-Martin	80,794,367	1,078,918	40,219	3,716,128
Gary Hromadko	78,965,996	2,905,472	42,036	3,716,128
Charles Meyers	80,435,180	1,437,841	40,483	3,716,128
Thomas Olinger	81,830,033	40,162	43,309	3,716,128
Christopher Paisley	75,410,917	6,461,573	41,014	3,716,128
Jeetu Patel	81,303,515	565,373	44,616	3,716,128
Sandra Rivera	80,751,544	1,120,427	41,533	3,716,128
Fidelma Russo	81,817,654	51,584	44,266	3,716,128
Peter Van Camp	80,354,378	1,476,972	82,154	3,716,128

Proposal 2. Advisory Vote to Approve Compensation of Named Executive Officers.

Stockholders approved, on a non-binding advisory basis, the compensation of Equinix's named executive officers.

For	Against	Abstain	Broker Non-Votes
71,958,973	9,906,269	48,262	3,716,128

Proposal 3. Amendment of the Plan.

Stockholders approved the Amendment of the Plan, including to eliminate the Plan termination date.

For	Against	Abstain	Broker Non-Votes
81,836,965	50,892	25,647	3,716,128

Proposal 4. Ratification of Selection of Independent Registered Public Accounting Firm.

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain
80,568,362	5,027,703	33,567

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: May 29, 2024	By: /s/ Keith D. Taylor Keith D. Taylor Chief Financial Officer